Events after the Reporting Period	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Events after the Reporting Period	26. EVENTS AFTER THE REPORTING PERIOD

After the reporting date of December 31, 2025, the following significant events have occurred:

In December 2025 the Company and certain of its subsidiaries submitted a formal communication to initiate negotiations with its lenders and other creditors before the Spanish courts under the applicable legal framework to facilitate the execution of the restructuring plan. On March 4, 2026, the court authorized an extension of the negotiation period for up to additional three months.

On April 8, 2026, the Commercial Agreement was signed together with the restructuring plan and binding offers from shareholders for the additional equity raise of €10.6 million. The Spanish restructuring plan will be filed in the coming days for judicial approval in accordance with applicable Spanish law.

The Commercial Agreement effectively restructures existing loans and borrowings and includes a long-term debt facility structured in two tranches: 1) a €57.6 million syndicated term loan featuring a back-loaded amortization schedule, beginning with limited quarterly payments in Q3 2026 that scale gradually through 2030; and 2) a €69.1 million bullet instrument maturing in December 2030 with “payment in kind” interest to preserve immediate cash position. The Agreement also includes a €42.8 million syndicated working capital line maturing in December 2028 and including two successive automatic 12-month extensions to support operational scaling and new debt of €12.5 million ("New Money") for trade commitments. No covenants have been established.

All restructured financial debt pursuant to the restructuring plan and the New Money will share a single, common security package (the “New Security”) with such arrangements to be reflected in an intercreditor agreement that forms part of the restructuring plan. The New Security will consist of first demand guarantees from the key Group companies, pledges over 100 per cent of the shares in the Group’s main operating subsidiaries, security over core intellectual property, material commercial contracts and, in the case of Wallbox USA, stock, and pledges over key bank accounts and intercompany loans. In practice, this means that substantially all the Group’s material operating entities, shareholdings, cash balances, intellectual property and intragroup receivables within the scope of the restructuring plan will be pledged on a pari passu basis in favor of all secured financial creditors following implementation of the restructuring plan.

In addition, following the Effective Date and once Chargers has been transformed into a Spanish public limited liability company, Chargers will issue warrants or equivalent instruments convertible into Chargers’ shares (the “Chargers Warrants”) in favor of the Financial Creditors as an enforcement mechanism that may be exercised in the event of an acceleration under the Term Loan Framework Agreement, the Revolving Facilities Framework Agreement and the agreements comprising the New Money.

On April 8, 2026, the Company entered into a bridge loan agreement with ORILLA ASSET MANAGEMENT, S.L., INVERSIONES FINANCIERAS PERSEO, S.L., AM GESTIÓ, S.L., CONSILIUM, S.L. and ANANGU GRUP, S.L., for an aggregate principal amount of EUR 5,650,000. The due date will be the date of the aforementioned capital increase or, at the latest, October 8, 2026.

Likewise, on the same date, WALL BOX CHARGERS, S.L.U. entered into a bridge loan agreement with the Company’s major lenders for an aggregate principal amount of €5.35 million. The due date will be when the restructuring plan formally comes into effect.